United States

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of

                       the Securities Exchange Act of 1934

                        Date of Report: January 28, 2000

                             SBC COMMUNICATIONS INC.

                             A Delaware Corporation

                           Commission File No. 1-8610

                           IRS Employer No. 43-1301883

                    175 E. Houston, San Antonio, Texas 78205

                         Telephone Number (210) 821-4105


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Item 5.   Other Events

Attached as an exhibit is a press release issued by SBC Communications Inc. on January 28, 2000 announcing that its board of directors has authorized the repurchase of up to 100 million shares of the company's common stock.

Item 7.    Financial Statements and Exhibits

99 January 28, 2000 Press Release - SBC Board of Directors Authorizes Common Stock Repurchase Program



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                                  EXHIBIT INDEX

Exhibit Number

99 January 28, 2000 Press Release - SBC Board of Directors Authorizes Common Stock Repurchase Program




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                                           SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                 SBC Communications Inc.



                                                 /s/ Robert B. Pickering
                                                 -----------------------------
                                                 Robert B. Pickering

                                                 Senior Vice President-Finance
                                                  (Corporate)



January 28, 2000